UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2009

WMS INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8300	36-2814522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Northpoint Blvd., Waukegan, Illinois	60085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 785-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreements

License Agreement and Warrants

On June 11, 2009, WMS Gaming Inc. (“WMS”), a wholly-owned subsidiary of WMS Industries Inc. (the “Corporation”), entered into a new Gaming Device License Agreement (the “2009 License”) with Hasbro Inc. and Hasbro International, Inc. (collectively, “Hasbro”) whereby WMS agreed to license certain intellectual property and proprietary rights owned or controlled by Hasbro in titles such as Monopoly, Battleship and Clue for use in WMS’ chance-based electronic gaming devices.  The 2009 License, which is not assignable without Hasbro’s consent, is effective April 1, 2009 and has an initial term through December 31, 2016.  WMS has the right to extend the 2009 License for an additional three-year term if certain conditions are satisfied.  WMS is required to make minimum annual guaranteed royalty payments during the term of the 2009 License.  A redacted copy of the 2009 License will be filed as an exhibit to the Corporation’s Report on Form 10-K for the fiscal year ended June 30, 2009.

As part of the inducement to Hasbro to enter into the 2009 License, the Corporation’s Board of Directors approved an amendment (the “Warrant Modification Agreement”) to that certain warrant to purchase the Corporation’s common stock which remains outstanding and was issued to Hasbro in 2003 in connection with a licensing arrangement (the “2003 Warrant”) for the Monopoly brand.  The Warrant Modification Agreement provides that the term of the warrant will be extended until December 31, 2018.  In addition, the expiration date of the 2003 Warrant will be extended for three years if WMS elects to extend the 2009 License as described above.  The 2003 Warrant is 60% vested and, under the Warrant Modification Agreement, Hasbro waived its right to accelerated vesting of the 2003 Warrant.  A copy of the Warrant Modification Agreement is attached hereto as Exhibit 10.1.

On June 11, 2009, the Corporation’s Board of Directors, also as part of the inducement to Hasbro to enter into the 2009 License, approved a grant of a warrant to purchase up to 500,000 shares of the Corporation’s common stock (the “2009 Warrant”). The 2009 Warrant’s exercise price is $30.03 per share of the Corporation’s common stock (the closing price on June 11, 2009, the date of grant), subject to adjustment.  The 2009 Warrant but will only vest if (a) WMS requests Hasbro’s consent to an assignment of the 2009 License upon the undertaking of certain transactions by WMS, (b) Hasbro gives its consent to such assignment and (c) such transaction is effected.  Each year that the three conditions are not met, the number of shares subject to the 2009 Warrant decrease; provided however, that the number of underlying shares will not be less than 375,000 shares.  If not vested and exercised, the 2009 Warrant will expire on December 31, 2018, which expiration date will extend for three years if WMS elects to extend the 2009 License as described above.  The 2009 Warrant is attached hereto as Exhibit 10.2.

Credit Agreement

Additionally, on June 11, 2009, the Corporation entered into Amendment No. 4 to its unsecured $100 million Credit Agreement, dated as of May 1, 2006, with the lenders named therein, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities Inc., as Sole Bookrunner and Sole Lead Arranger, LaSalle Bank National Association, as Syndication Agent and Bank of America, N.A., as Documentation Agent (the “Credit Agreement”).   The maturity date remains December 31, 2009.

Amendment No. 4 to the Credit Agreement amends restrictive covenants to (a) expand the Corporation’s ability to fund its international subsidiaries through investments, loans, advances, and guarantees, (b) expand the Corporation’s annual maximum amount of capital expenditures permitted under the Credit Agreement and (c) allows the Corporation to enter into certain strategic investments up to $6.2 million.

Amendment No. 4 to the Credit Agreement is attached hereto as Exhibit 10.3.

Item 1.02 Termination of a Material Definitive Agreement.

On June 11, 2009, pursuant to the 2009 License, WMS also agreed with Hasbro to amend the termination date of the existing Worldwide Merchandising Agreement/License Agreement Summary and License Agreement, between WMS and Hasbro, dated September 1, 1997, and amended from time to time (the “1997 Agreement”), which would have terminated effective December 31, 2011.  Pursuant to the 2009 License, the 1997 Agreement was terminated effective March 31, 2009.  Under the 1997 Agreement, WMS licensed certain intellectual property and proprietary rights owned or controlled by Hasbro for use in WMS’ chance-based electronic gaming devices.  Such license is now included in the 2009 License described above.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in the second and third paragraphs of “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.02.

The 2009 Warrant and the 2003 Warrant have been, and the shares of the Corporation’s common stock issuable upon exercise thereof will be issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, as a transaction with an accredited investor not involving a public offering.  Hasbro has represented that it is an accredited investor and that it is acquiring the warrants and Corporation’s common stock issuable upon exercise thereof for its own account, for investment only and not with a view to the resale or distribution of the securities.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits

Exhibits	Description
10.1	Warrant Modification Agreement, dated as of June 11, 2009, between WMS Gaming Inc. and Hasbro Inc.
10.2	Warrant to purchase up to 500,000 shares of the Corporation's common stock, dated as of June 11, 2009, between the Corporation and Hasbro Inc.
10.3	Amendment No. 4 to Credit Agreement, dated as of June 11, 2009, between the Corporation and the lenders named therein, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities Inc., as Sole Bookrunner and Sole Lead Arranger, LaSalle Bank National Association, as Syndication Agent and Bank of America, N.A., as Documentation Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMS Industries Inc.

/s/ Kathleen J. McJohn

Name: Kathleen J. McJohn
Title: Vice President, General Counsel and Secretary

Date: June 12, 2009

Exhibit Index

Exhibits	Description
10.1	Warrant Modification Agreement, dated as of June 11, 2009, between WMS Gaming Inc. and Hasbro Inc.
10.2	Warrant to purchase up to 500,000 shares of the Corporation’s common stock, dated as of June 11, 2009, between the Corporation and Hasbro Inc.
10.3
Amendment No. 4 to Credit Agreement, dated as of June 11, 2009, between the Corporation and the lenders named therein, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities Inc., as Sole Bookrunner and Sole Lead Arranger, LaSalle Bank National Association, as Syndication Agent and Bank of America, N.A., as Documentation Agent.